Exhibit 10.8

BIOSIG TECHNOLOGIES, INC.
12424 Wilshire Blvd, Suite 745
Los Angeles, CA 90025

February 25, 2013

Investors listed on signature page hereto

Re: Securities Purchase Agreement

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of February 6, 2013 (the “Securities Purchase Agreement”), by and among BioSig Technologies, Inc., a Delaware corporation (the “Company”), and certain purchasers identified on the signature pages thereto, including the investors listed on the signature page hereto (the “Investors”); that certain Registration Rights Agreement, dated as of February 6, 2013 (the “Registration Rights Agreement”), by and among the Company and certain purchasers identified on the signature pages thereto, including the Investors, and that certain Amended and Restated Certificate of Incorporation of the Company, dated February 6, 2013 (as amended, the “Charter”).  All capitalized terms in this letter (the “Letter Agreement”) shall have the meanings assigned to them under the Securities Purchase Agreement, unless otherwise defined herein.

Amendments may be made to each of the Securities Purchase Agreement, the Registration Rights Agreement and the Charter by written instrument signed by the Company and the Purchasers holding at least 67% in interest of the Securities outstanding, which Purchasers must include Alpha Capital Anstalt.  The Investors hold at least 67% in interest of the Securities outstanding.  By signature and countersignature below, the Company and the Investors agree to the following:

1)
Pursuant to Sections 2.1(a) and 5.1 of the Securities Purchase Agreement, the Termination Date shall be extended from March 1, 2013 to April 1, 2013 and all references to March 1, 2013 in the Securities Purchase Agreement shall be changed to April 1, 2013.

2)	In the Registration Rights Agreement, the definition of “Effectiveness Date” shall be deleted in its entirety and replaced with the following:

“ “Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 210th calendar day following February 12, 2013 and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above (unless the Company is required to update its financial statements prior to requesting acceleration of such Registration Statement, which will require the Company to file an amendment to such Registration Statement, in which case the Company shall file any necessary amendment to such Registration Statement and request effectiveness thereof as soon as reasonably practicable and in no event later than the dates set forth above), provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.”

3)	In the Registration Rights Agreement, the definition of “Filing Date” shall be deleted in its entirety and replaced with the following:

“ “Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 120th calendar day following February 12, 2013 and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.”

4)	The Charter shall be amended as set forth on Exhibit A hereto.

Except as modified pursuant hereto, no other changes or modifications to either the Securities Purchase Agreement, the Registration Rights Agreement or the Charter are intended or implied and in all other respects the Securities Purchase Agreement, the Registration Rights Agreement and the Charter are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Letter Agreement and either the Securities Purchase Agreement, the Registration Rights Agreement or the Charter, the terms of this Letter Agreement shall control. The Securities Purchase Agreement and this Letter Agreement (other than sections 2 and 3 hereof) shall be read and construed as one agreement and the Registration Rights Agreement and this Letter Agreement (other than section 1 hereof) shall be read and construed as one agreement.

[Signature Page Follows]

[Signature Page to Side Letter]

Very truly yours,

BioSig Technologies, Inc.

By:       /s/ Kenneth Londoner
Name:  Kenneth Londoner
Title:  Chief Executive Officer

Acknowledged and Agreed:

Alpha Capital Anstalt By: /s/ Konrad Ackermann Name: Konrad Ackermann Title: Director	Brio Capital Master Fund Ltd. By: /s/ Shaye Hirsch Name: Shaye Hirsch Title: Director
/s/ Jerome B. Zeldis Jerome B. Zeldis	/s/ Michael N. Emmerman Michael N. Emmerman
/s/ Kenneth L. Londoner Kenneth L. Londoner	/s/ Kenneth Epstein Kenneth Epstein
/s/ John Steinhouse John Steinhouse	/s/ R. Ian Chaplin R. Ian Chaplin
Lau Family Fund LP By: /s/ S7 Capital LLC, Its General Partner /s/ Steven Lau Title: Its Manager

Exhibit A

CERTIFICATE OF SECOND AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
BIOSIG TECHNOLOGIES, INC.

BioSig Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST:  That the name of the Corporation is BioSig Technologies, Inc.

SECOND: That the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 21, 2011.

THIRD:  That the Corporation’s Amended and Restated Certificate of Incorporation (the “Charter”) was filed with the Secretary of State of the State of Delaware on February 6, 2013.

FOURTH:  That the Board of Directors of the Corporation has duly adopted resolutions proposing to amend the Charter, and that said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.  This Certificate of Amendment amends the provisions of the Charter as set forth herein.

FIFTH:  That the text of the Charter is hereby amended as follows:

1.	In Exhibit C of the Charter, in the definition of “Change of Control Transaction,” all references to “the date hereof” shall be deleted and replaced with “February 12, 2013”.

2.	In Exhibit C of the Charter, in the definition of “Exempt Issuance,” all references to “the date of the Purchase Agreement” shall be deleted and replaced with “February 12, 2013”.

3.	In Exhibit C of the Charter, the definition of “Original Issue Date” shall be deleted in its entirety and replaced with “ “Original Issue Date” shall mean February 12, 2013”.

4.	In Section 3(a) of Exhibit C of the Charter, the reference to “February 6, 2016” shall be deleted and replaced with “February 12, 2016”.

5.	In Section 3(b) of Exhibit C of the Charter, the reference to “February 6, 2016” shall be deleted and replaced with “February 12, 2016”.

6.	In Section 3(g) of Exhibit C of the Charter, the reference to “the date of the Purchase Agreement” shall be deleted and replaced with “February 12, 2013”.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this __ day of February, 2013.

BIOSIG TECHNOLOGIES, INC.

By:    /s/ Kenneth Londoner
Kenneth Londoner
Chairman and Chief Executive Officer